Fees Summary	Oct. 15, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	371,752.69
Total Transaction Valuation	4,273,019,465
Total Offset Amount	0
Net Fee	$ 371,752.69
Offset Table N/A	N/A